Exhibit 10.31

AMERICAN WATER WORKS COMPANY, INC.

2007 OMNIBUS EQUITY COMPENSATION PLAN

NONQUALIFIED STOCK OPTION GRANT

This STOCK OPTION GRANT, dated as of                      (the “Date of Grant”), is delivered by American Water Works Company, Inc. (the “Company”) to                      (the “Participant”).

RECITALS

WHEREAS, in connection with the initial public offering of the shares of common stock of the Company, par value $0.01 per share, (the “Company Stock”), the Committee (as defined in the American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan) has determined that, in accordance with the terms of the Participant’s letter, dated August 27, 2007, the Participant’s contingent cash award will be converted to an equity award (the “Equity Award”) for shares of Company Stock;

WHEREAS, the Equity Award is comprised of two separate grants, a nonqualified stock option and a restricted stock unit grant; and

WHEREAS, the Committee has determined that the nonqualified stock option portion of the Equity Award granted to the Participant shall be issued under the American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan (the “Plan”) and the terms and conditions of such nonqualified stock option shall be memorialized in this Grant.

NOW, THEREFORE, the parties to this Grant, intending to be legally bound hereby, agree as follows:

1. Grant of Option. Subject to the terms and conditions set forth in this Grant and in the Plan, the Company hereby grants to the Participant a nonqualified stock option (the “Option”) to purchase                      shares of Company Stock, which is equivalent to 175% of the Participant’s target award, at an exercise price of $             per share of Company Stock.

2. Exercisability of Option.

(a) Except as provided in subparagraphs (b), (c), (d) or (e) below, in order for the Option to become exercisable the Participant must continue to be employed by, or providing service to, the Employer (as defined in the Plan) from the Date of Grant through January 1, 2010; provided that the number of shares of Company Stock subject to the Option that shall become exercisable on January 1, 2010 (the “Service Date”) shall be determined based on the satisfaction of the performance goals set forth in Exhibit A attached hereto (the “Performance Goals”). The Committee shall certify the level of achievement of the Performance Goals, which certification shall occur as soon as administratively practicable after January 1, 2009, but not later than ninety (90) days following January 1, 2009, (the “Certification Date”). Any portion of the Option that does not become exercisable because of the failure to fully satisfy the Performance Goals shall be forfeited as of the Certification Date and the Participant shall not have any rights to exercise the portion of the Option attributable to the forfeited shares of Company Stock on the Service Date.

(b) If at any time prior to the Service Date the Participant’s employment or service with the Employer is terminated on account of death or Total Disability (as defined below), the Option shall become exercisable as a result of the Participant’s termination for death or Total Disability; provided, however, that the number of shares of Company Stock subject to the Option that shall become exercisable shall be determined based on the satisfaction of the Performance Goals and the Option shall not become exercisable until the later of (i) the Committee has certified the level of achievement of the Performance Goals, which certification shall occur on the Certification Date, or (ii) the date on which the Participant’s employment or service with the Employer has terminated on account of death or Total Disability. Any portion of the Option that does not become exercisable because of the failure to fully satisfy the Performance Goals shall be forfeited as of the Certification Date and the Participant or the Participant’s beneficiary, as applicable, shall not have any rights to exercise the portion of the Option attributable to the forfeited shares of Company Stock. For purposes of this Grant, the term “Total Disability” shall mean that the Participant has been determined to be totally disabled by the Social Security Administration.

(c) If at any time prior to the Service Date the Participant’s employment or service with the Employer is terminated on account of Normal Retirement (as defined below), the Option shall become exercisable as a result of the termination of the Participant’s employment or service on account of Normal Retirement; provided, however, that the number of shares of Company Stock subject to the Option that shall become exercisable shall be determined based on the satisfaction of the Performance Goals and such number of shares of Company Stock that shall be exercisable shall be pro rated, with such pro ration determined by taking the number of shares that become exercisable based on the satisfaction of the Performance Goals, multiplied by a fraction, the numerator of which is the number of whole months that the Participant was employed by, or providing service to, the Employer from January 1, 2007 to the date on which the Participant’s employment or service with the Employer terminated on account of Normal Retirement (with the month in which the Participant terminating counting as a full month) and the denominator of which is thirty-six (36). The Option shall not become exercisable until the later of (i) the Committee has certified the level of achievement of the Performance Goals, which certification shall occur on the Certification Date, or (ii) the date on which the Participant’s employment or service with the Employer has terminated on account of Normal Retirement. Any portion of the Option that does not become exercisable because of the failure to fully satisfy the Performance Goals, along with the pro rata portion of the shares of Company Stock that do not become exercisable as described above, shall be forfeited as of the Certification Date and the Participant shall not have any rights to exercise the portion of the Option attributable to the forfeited shares of Company Stock. For purposes of this Grant, the term “Normal Retirement” shall mean, at the time of the Participant’s termination of employment or service with the Employer, that the Participant has attained age 62 and been employed or provided service with the Employer for at least five (5) years.

(d) If at any time prior to the Service Date the Participant’s employment or service with the Employer terminates for any reason other than death, Total Disability or Normal

Retirement, all of the shares of Company Stock subject to the Option shall be immediately forfeited and the Participant shall not have any rights to exercise such shares.

(e) If at any time prior to the Service Date, but while the Participant is employed by or providing service to the Employer, a Change of Control (as defined in the Plan) occurs, then the Option shall become exercisable as of the date of the Change of Control (the “Change of Control Date”); provided, however, that the number of shares of Company Stock subject to the Option that shall become exercisable as of the Change of Control Date shall be determined based on the satisfaction of the Performance Goals as of the (i) date of the Change of Control if the Change of Control occurs prior to the Certification Date, with such criteria adjusted using actual performance through the most recent reporting period prior to the Change of Control as compared to the forecast, or (ii) the Certification Date, if the Certification Date occurs prior to the date of the Change of Control. The Option shall not become exercisable until the Committee has certified the level of achievement of the Performance Goals, which certification shall occur on the Certification Date or the Change of Control Date, if earlier. Any portion of the Option that does not become exercisable because of the failure to fully satisfy the Performance Goals shall be forfeited as of the Certification Date or the Change of Control Date, if earlier, and the Participant shall not have any rights to exercise the portion of the Option attributable to the forfeited shares of Company Stock.

3. Term of Option.

(a) The Option shall have a term from the Date of Grant through December 31, 2013 and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Grant or the Plan.

(b) The Option shall automatically terminate upon the happening of the first of the following events:

(i) If the Participant’s employment or service with the Employer terminates on account of death or Total Disability, the expiration of the later of (A) the one year period following the date of the Participant’s death or Total Disability or (B) the one year period following the earlier of the Certification Date or the Change of Control Date.

(ii) If the Participant’s employment or service with the Employer terminates on account of Normal Retirement, the expiration of the later of (A) the one year period following the date of the Participant’s termination on account of Normal Retirement or (B) the one year period following the earlier of the Certification Date or the Change of Control Date.

(iii) If the Participant’s employment or service with the Employer terminates for any reason other than on account of Cause (as defined below), death, Total Disability or Normal Retirement, the expiration of the later of (A) the ninety (90) day period following the date of the Participant’s termination of employment or service or (B) the ninety (90) day period following the earlier of the Certification Date or the Change of Control Date.

(iv) The date on which the Participant ceases to be employed by, or provide service to, the Employer for Cause. In addition, notwithstanding the prior provisions of this Paragraph 3, if the Participant engages in conduct that constitutes Cause after the Participant’s employment or service terminates, the Option shall immediately terminate. For purposes of this Grant, the term “Cause” shall mean a finding by the Committee that the Participant (A) has breached his or her employment or service contract with the Employer, if any; (B) has engaged in disloyalty to the Employer, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty; (C) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information; (D) has breached any written noncompetition or nonsolicitation agreement between the Participant and the Employer; or (E) has engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.

Notwithstanding the foregoing, in no event may the Option be exercised after December 31, 2013. Except as provided in Paragraph 2, any portion of the Option that is not exercisable at the time the Participant ceases to be employed by, or provide service to, the Employer shall immediately terminate.

4. Exercise Procedures.

(a) Subject to the provisions of Paragraphs 2 and 3 above, the Participant may exercise part or all of the exercisable portion of the Option by giving the Company written notice of intent to exercise in the manner provided in this Grant, specifying the number of shares of Company Stock as to which the Option is to be exercised and the method of payment. Payment of the exercise price shall be made in accordance with procedures established by the Committee from time to time based on the type of payment being made but, in any event, prior to issuance of the shares of Company Stock. The Participant shall pay the exercise price (i) in cash; (ii) with the approval of the Committee, by delivering shares of Company Stock, which shall be valued at their fair market value on the date of delivery, or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a fair market value on the date of exercise equal to the exercise price; (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or (iv) by such other method as the Committee may approve, to the extent permitted by applicable law. The Committee may impose from time to time such limitations as it deems appropriate on the use of shares of Company Stock to exercise the Option.

(b) The obligation of the Company to deliver shares of Company Stock upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Participant (or other person exercising the Option after the Participant’s death) represent that the Participant is purchasing Shares for the Participant’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Committee deems appropriate.

(c) All obligations of the Company under this Grant shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable.

5. Change of Control. Except as set forth in Paragraph 2(e) of this Grant, the provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Committee may take such actions as it deems appropriate pursuant to the Plan.

6. Restrictions on Exercise. Except as the Committee may otherwise permit pursuant to the Plan, only the Participant may exercise the Option during the Participant’s lifetime and, after the Participant’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Participant, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

7. Grant Subject to Plan Provisions. This Grant is made pursuant to the Plan, the terms of which is incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The Grant and exercise of the Option are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the shares of Company Stock, (iii) changes in capitalization of the Company, and (iv) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder. By accepting this Grant, the Participant agrees to be bound by the terms of the Plan and the Grant and that all decisions and determinations of the Committee with respect to the Grant shall be final and binding on the Participant and the Participant’s beneficiaries.

8. Restrictions on Sale or Transfer of Shares.

(a) The Participant agrees that he or she shall not sell, transfer, pledge, donate, assign, mortgage, hypothecate or otherwise encumber the shares of Company Stock underlying the Option unless the shares of Company Stock are registered under the Securities Act of 1933, as amended (the “Securities Act”) or the Company is given an opinion of counsel reasonably acceptable to the Company that such registration is not required under the Securities Act.

(b) As a condition to receive any shares of Company Stock upon the exercise of the Option, the Participant agrees:

(i) to be bound by the Company’s policies regarding the limitations on the transfer of such shares, and understands that there may be certain times during the year that the Participant will be prohibited from selling, transferring, pledging, donating, assigning, mortgaging, hypothecating or otherwise encumbering the shares; and

(ii) that 50% of the shares of Company Stock obtained by the Participant upon the exercise of the Option shall not be tradable until the Participant owns enough shares,

measured using the average price per share of all shares of Company Stock the Participant owns outright, stock or stock units held in deferred compensation plans, including tax-qualified retirement plans, and time-based restricted stock, to meet or exceed [300% of the Participant’s salary, if the Participant is a Management Level 1 employee] or [200% of the Participant’s salary, if the Participant is a Management Level 2 employee] or [100% of the Participant’s salary, if the Participant is a Management Level 3 employee].

9. No Employment or Other Rights. This Grant shall not confer upon the Participant any right to be retained by or in the employ or service of the Employer and shall not interfere in any way with the right of the Employer to terminate the Participant’s employment or service at any time. The right of the Employer to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved.

10. No Stockholder Rights. Neither the Participant, nor any person entitled to exercise the Participant’s rights in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to the shares of Company Stock subject to the Option, until certificates for shares of Company Stock have been issued upon the exercise of the Option.

11. Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Participant under this Grant may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Participant, by will or by the laws of descent and distribution. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Grant, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Participant, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Participant’s consent.

12. Effect on Other Benefits. The value of shares of Company Stock received upon exercise of the Option shall not be considered eligible earnings for purposes of any other plans maintained by the Company or the Employer. Neither shall such value be considered part of the Participant’s compensation for purposes of determining or calculating other benefits that are based on compensation, such as life insurance.

13. Applicable Law. The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

14. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the General Counsel at the Company’s corporate headquarters, and any notice to the Participant shall be addressed to such Participant at the current address shown on the payroll records of the Employer, or to such other address as the Participant may designate to the Employer in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

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IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Grant, effective as of the Date of Grant.

AMERICAN WATER WORKS COMPANY, INC.

By:

Its: